UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

OOMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts OOMA, INC. 2021 Annual Meeting Vote by June 1, 2021 11:59 PM ET OOMA, INC. 525 ALMANOR AVENUE SUITE 200 SUNNYVALE, CA 94085 D50847-P55026 You invested in OOMA, INC. and it’s time to vote You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 2, 2021. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 2, 2021 11:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/ooma2021 *Please check the meeting materials for any special requirements for meeting attendance.

Your Vote Counts! OOMA, INC. 2022 Annual Meeting Vote by May 31, 2022 11:59 PM ET OOMA, INC. 525 ALMANOR AVENUE SUITE 200 SUNNYVALE, CA 94085 D82203-P68203 You invested in OOMA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 1, 2022. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 1, 2022 11:00 A.M. local time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/ooma2022 *Please check the meeting materials for any special requirements for meeting attendance. V1 Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To elect three Class I directors to hold office until the 2025 Annual Meeting of Stockholders or until their respective successors are elected and qualified: Nominees: For 01) Peter Goettner 02) Eric Stang 03) Jenny Yeh 2. To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2023. For 3. To approve a non-binding advisory vote on the compensation of our named executive officers as described in theProxy Statement. For NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement, FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm as described in Proposal No. 2 of the Proxy Statement and FOR the compensation of our named executive officers as described in Proposal No. 3 of the Proxy Statement. D82204-P68203